               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                   JOHN WILEY & SONS, INC.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

John Wiley & Sons, Inc.            [JW WILEY LOGO]         111 River Street
                                                           Hoboken, NJ 07030
                                                           (201) 748-6000





                                                           BRADFORD WILEY II
                                                           Chairman of the Board



                                                                  August 8, 2002

TO OUR SHAREHOLDERS:

    We cordially invite you to attend the 2002 Annual Meeting of Shareholders to be held on Thursday, September 19, 2002 at 9:30 in the morning, at the Company's new headquarters, 111 River Street, Hoboken, New Jersey. The official Notice of Meeting, Proxy Statement, and separate forms of proxy for Class A and Class B Shareholders are enclosed with this letter. The matters listed in the Notice of Meeting are described in the attached Proxy Statement.

    The Board of Directors welcomes and appreciates the interest of all our shareholders in the Company's affairs, and encourages those entitled to vote at this Annual Meeting to take the time to do so. We hope you will attend the meeting, but whether or not you expect to be personally present, please vote your shares, either by signing, dating and promptly returning the enclosed proxy card (or, if you own two classes of shares, both proxy cards) in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or by voting on the Internet using the instructions printed on the proxy card. This will assure that your shares are represented at the meeting. Even though you execute this proxy, vote by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated proxy (either in writing, telephonically or via the Internet) or by voting in person at the Annual Meeting. If you attend the meeting you will be able to vote in person if you wish to do so, even if you have previously returned your proxy card, voted by telephone or via the Internet.

    Your vote is important to us, and we appreciate your prompt attention to this matter.


                                          Sincerely,

                                          Bradford Wiley II

                                          Chairman of the Board

John Wiley & Sons, Inc.            [JW WILEY LOGO]           111 River Street
                                                             Hoboken, NJ 07030
                                                             (201) 748-6000



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 19, 2002

To our Shareholders:

    The Annual Meeting of Shareholders of John Wiley & Sons, Inc. (the 'Company') will be held at the Company's headquarters, 111 River Street, Hoboken, New Jersey, on Thursday, September 19, 2002 at 9:30 A.M., for the following purposes:

    1. To elect a board of nine (9) directors, of whom three (3) are to be elected by the holders of Class A Common Stock voting as a class and six (6) are to be elected by the holders of Class B Common Stock voting as a class.

    2. To ratify the appointment by the Board of Directors of the Company's independent public accountants for the fiscal year ending April 30, 2003.

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Shareholders of record at the close of business on July 23, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

    Please vote by proxy in one of these ways:

      Use the toll-free telephone number shown on your proxy card or voting instructions form (if you receive proxy materials from a broker or bank);

      Visit the Internet website at www.proxyvotenow.com/jws; or

      Mail, date, sign and promptly return your proxy card in the post-prepaid envelope provided.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                       JOSEPHINE BACCHI
                                                       Secretary

August 8, 2002
Hoboken, New Jersey

    YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY EITHER VIA THE INTERNET, BY TELEPHONE, OR BY MAIL. SIGNING AND RETURNING THE PROXY CARD, VOTING VIA THE INTERNET OR BY TELEPHONE DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                 PROXY STATEMENT

                     This Proxy Statement is furnished in connection with the
                 solicitation by the Board of Directors of John Wiley & Sons, Inc. (the 'Company') of proxies to be used at the Annual Meeting of Shareholders to be held on September 19, 2002 at the time and place set forth in the accompanying Notice of Meeting and at any and all adjournments thereof. This Proxy Statement and accompanying forms of proxy relating to each class of Common Stock, together with the Company's Annual Report to Shareholders for the fiscal year ended April 30, 2002 ('fiscal 2002'), are being first sent or given to shareholders on August 8, 2002.

                     The executive offices of the Company are at 111 River
                 Street, Hoboken, New Jersey 07030.

                                        TABLE OF CONTENTS

                       Voting Securities, Record Date, Principal Holders, page 1

                       Certain Information Concerning the Board, page 3

                       Election of Directors, page 4

                       Executive Compensation, page 9

                       Report of Audit Committee, page 16

                       Proposal to Ratify Appointment of Independent Public Accountants, page 16

                       Manner and Expenses of Solicitation of Proxies, page 17

                       Deadline for Submission of Shareholder Proposals, page 18

                       Other Matters, page 18

I. VOTING SECURITIES --
   RECORD DATE --
   PRINCIPAL HOLDERS

    Only shareholders of record at the close of business on July 23, 2002 are entitled to vote at the Annual Meeting of Shareholders on the matters that may come before the Annual Meeting.

    At the close of business on July 23, 2002, there were 50,267,655 shares of Class A Common Stock, par value $1.00 per share (the 'Class A Stock'), and 11,636,664 shares of Class B Common Stock, par value $1.00 per share (the 'Class B Stock'), issued and outstanding and entitled to vote.

    The holders of Class A Stock, voting as a class, are entitled to elect three
(3) directors, and the holders of Class B Stock, voting as a class, are entitled to elect six (6) directors. Each outstanding share of Class A and Class B Stock is entitled to one vote for each Class A or Class B director, respectively. The presence in person or by proxy of a majority of the outstanding shares of Class A or Class B Stock entitled to vote for directors designated as Class A or Class B directors, as the case may be, will constitute a quorum for the purpose of voting to elect that class of directors. All elections shall be determined by a plurality of the class of shares voting thereon. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

    The holders of the Class A and Class B Stock vote together as a single class on all other business that properly comes before the Annual Meeting, with each outstanding share of Class A Stock entitled to one-tenth (1/10) of one vote and each outstanding share of Class B Stock entitled to one vote.

    The proposal to ratify the appointment of the auditors requires approval by a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes are not counted in determining the votes cast, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matters by reducing the total number of shares from which the majority is calculated.

                     The following table and footnotes set forth, at the close
                 of business on July 23, 2002, information concerning each person owning of record, or known to the Company to own beneficially, or who might be deemed to own, 5% or more of its outstanding shares of Class A or Class B Stock. The table below was prepared from the records of the Company and from information furnished to it. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described on page 1.

                          -----------------------------------------------------------------------------------------------------
                                                                                                                    PERCENT OF
                                                                      CLASS OF      COMMON STOCK        PERCENT    TOTAL VOTING
                                       NAME AND ADDRESS                STOCK     OWNED BENEFICIALLY     OF CLASS      POWER
                          -----------------------------------------------------------------------------------------------------
                          Deborah E. Wiley                               A            1,400,434            2.8%         0.8%
                            111 River Street                             B            2,781,288           23.9%        16.7%
                            Hoboken, New Jersey(1)(2)(4)(5)(6)

                          Peter Booth Wiley                              A            1,382,571            2.8%         0.8%
                            111 River Street                             B            2,716,974           23.3%        16.3%
                            Hoboken, New Jersey(1)(2)(3)(5)(6)(7)

                          Bradford Wiley II                              A            1,355,541            2.7%         0.8%
                            111 River Street                             B            2,716,974           23.3%        16.3%
                            Hoboken, New Jersey(1)(3)(4)(5)(6)

                          The Bass Management Trust                      A            5,614,008           11.2%         3.4%
                          and Certain Other Persons                      B                1,600             --           --
                          and Entities
                            201 Main Street
                            Fort Worth, Texas(8)

                          Pioneering Investment Management, Inc.         A            3,708,600            7.4%         2.2%
                            Boston, MA
                            Investment Manager(9)

                          United States Trust Corporation                A            3,546,719            7.1%         2.1%
                            New York, NY
                            Investment Manager(9)

                          GeoCapital, L.L.C.                             A            3,059,628            6.1%         1.8%
                            New York, NY
                            Investment Manager(9)

                          Private Capital Management                     A            2,812,250            5.6%         1.7%
                            Naples, Fl
                            Investment Manager(9)

                          Oppenheimerfunds, Inc.                         A            2,650,000            5.3%         1.6%
                            New York, NY
                            Investment Manager(9)

                          Theodore L. Cross and Certain                  A            2,678,604            5.3%         1.6%
                          Other Persons and Entities                     B            1,227,958           10.6%         7.4%
                            200 West 57th Street
                            New York, New York(10)

                 ---------------------------------------------------------------

                  (l) Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley,
                      as co-trustees, share voting and investment power with respect to 4,240,624 shares of Class B Stock under trusts for the benefit of Bradford Wiley II, Deborah E. Wiley, and Peter Booth Wiley. For purposes of this table, each is shown as the owner of one-third of such shares.

                  (2) Deborah E. Wiley and Peter Booth Wiley, as co-trustees, share voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Bradford Wiley II. For purposes of this table, each is shown as the owner of one-half of such shares.

                  (3) Peter Booth Wiley and Bradford Wiley II, as co-trustees, share voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Deborah E. Wiley. For purposes of this table, each is shown as the owner of one-half of such shares.

                  (4) Bradford Wiley II and Deborah E. Wiley, as co-trustees, share voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Peter Booth Wiley. For purposes of this table, each is shown as the owner of one-half of such shares.

                  (5) Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley,
                      as general partners of a limited partnership, share voting and investment power with respect to 297,680 shares of Class B

                      Stock owned by the partnership. For purposes of this table, each is shown as the owner of one-third of such shares.

                  (6) Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley,
                      as co-trustees, share voting and investment power with respect to 55,072 shares of Class A Stock and 36,720 shares of Class B Stock under the Trust of Esther B. Wiley. For purposes of this table, each is shown as the owner of one-third of such shares.

                  (7) Includes 2,948 shares of Class A Stock which Peter Booth
                      Wiley has the right to acquire under an option granted under the 1990 Director Stock Plan, as Amended and Restated as of June 22, 2001.

                  (8) Based on filings with the Securities and Exchange
                      Commission pursuant to Regulation 13D of the Securities Exchange Act of 1934, includes The Bass Management Trust, Perry R. Bass, Nancy L. Bass, Lee M. Bass, and certain other persons.

                  (9) Based on filings with the Securities and Exchange
                      Commission, including filings pursuant to Rule 13f-1 of the Securities Exchange Act of 1934, and other information deemed reliable by the Company.

                 (10) Based on filings with the Securities and Exchange
                      Commission pursuant to Regulation 13D of the Securities Exchange Act of 1934, includes Theodore L. Cross, Mary S. Cross, Amanda B. Cross, Lisa W. Pownall-Gray, and the Louisville Charitable Remainder Unit Trust.
                 ---------------------------------------------------------------

II. CERTAIN
    INFORMATION
    CONCERNING
    THE BOARD

    The Board of Directors is currently composed of nine members. Two directors, Bradford Wiley II and Peter Booth Wiley, are brothers.

    The Board met six times during fiscal 2002, and acted once by written consent. Board committees met a total of nine times during fiscal 2002 and acted twice by written consent. All incumbent directors attended at least 91% of the aggregate number of meetings of the Board and of the committees on which such director sat. Below is information regarding the current standing committees of the Board.

    Executive Committee. The Executive Committee currently consists of Mr. Fernald as Chairman, and Messrs. McKinnell and Pesce. It exercises the powers of the Board as appropriate in any case where immediate action is required and the matter is such that an emergency meeting of the full Board is not deemed necessary or possible. The Committee did not meet during fiscal 2002, but acted once by written consent.

    Audit Committee. The Audit Committee currently consists of Mr. Franklin as Chairman, and Messrs. Fernald, Marion and Sutherland. It assists the Board of Directors in fulfilling its fiduciary responsibilities relating to the Company's annual and quarterly financial statements, accounting policies, and the adequacy of disclosures, internal controls and reporting practices of the Company and its subsidiaries. It evaluates and recommends to the Board the selection of the independent public accounting firm which is to be engaged to audit the Company's financial statements, including reviewing and discussing with such firm their independence and whether providing any non-audit services is compatible with their independence. The Committee also maintains financial oversight of the Company's employees' retirement and other benefit plans, and makes recommendations to the Board with respect to such matters.

    The Board of Directors has adopted a written charter for the Audit Committee. All members of the committee are independent under the rules of the New York Stock Exchange, currently applicable to the Company. The Committee met three times during fiscal 2002, and acted once by written consent.

    Governance and Compensation Committee. The Governance and Compensation Committee currently consists of Dr. McKinnell as Chairman, and Messrs. Baker and
P. Wiley. It assists the Board in the selection of Board members and in making the Board as effective as possible through suggestions and periodic evaluations. The Committee evaluates the performance of the chief executive officer and reports its recommendations to the Board. It reviews and approves the principles and policies for compensation and benefit programs company-wide, and monitors the implementation and administration of such programs; oversees compliance with governmental regulations and accounting standards with respect to employee compensation and benefit programs; and monitors executive development practices in order to insure succession alternatives for the organization. The Committee also grants options and makes awards under the Long Term Incentive Plan. The Committee met six times during fiscal 2002.

DIRECTORS'
COMPENSATION

    Our non-employee directors currently receive an annual retainer of $30,000 and committee chairmen receive an additional annual retainer of $3,000. No fees are paid for attendance at meetings. Directors who are employees do not receive an annual retainer for Board or committee service.

    Under the Company's 1990 Director Stock Plan, as Amended and Restated as of June 22, 2001, (the 'Director Plan'), the Board may elect to award non-employee directors either an automatic annual award of shares of Class A Stock equal in value to 50 percent of the total cash compensation, excluding expense reimbursement, received by such non-employee directors, or a stock option in lieu of the automatic annual award, valued at 150 percent of their total cash compensation, divided by the closing price of the stock on the date of the annual meeting. The total number of stock options granted to all non-employee directors in fiscal 2002 was 24,343 Class A shares at the per share market value of $19.54. Under the Director Plan, eligible directors may also elect to receive all or a portion of their cash compensation in the form of Class A Stock. Seven of the eight eligible directors currently have made this election.

    Non-employee directors are also eligible to participate in the Company's Deferred Compensation Plan for Directors' Fees (the 'Deferred Plan'). The purpose of the Deferred Plan is to provide eligible directors with flexibility in their tax planning. Four directors currently participate.

INSURANCE WITH
RESPECT TO
INDEMNIFICATION
OF DIRECTORS
AND OFFICERS

    The By-Laws of the Company provide for indemnification of directors and officers in connection with claims arising from service to the Company, to the extent permitted under the New York State Business Corporation Law. The Company carries insurance in the amount of $20,000,000 with Chubb Insurance Company and the National Union Insurance Company at an annual premium of $190,000. The current policy expires on November 14, 2002.

III. ELECTION OF
     DIRECTORS

    Nine (9) directors are to be elected to hold office until the next Annual Meeting of Shareholders, or until their successors are elected and qualified. Unless contrary instructions are indicated or the proxy is previously revoked, it is the intention of management to vote proxies received for the election of the persons named below as directors. Directors of each class are elected by a plurality of votes cast by that class. If you do not wish your shares to be voted for particular nominees, please so indicate in the space provided on the proxy card, or follow the directions given by the telephone voting service or the Internet voting site. THE HOLDERS OF CLASS A STOCK ARE ENTITLED TO ELECT 30% OF THE ENTIRE BOARD. AS A CONSEQUENCE, THREE (3) DIRECTORS WILL BE ELECTED BY THE HOLDERS OF CLASS A STOCK. THE HOLDERS OF CLASS B STOCK ARE ENTITLED TO ELECT SIX (6) DIRECTORS.

    All the nominees are currently directors of the Company, and were elected to their present terms of office at the Annual Meeting of Shareholders held in September 2001. Naomi O. Seligman was a director since 2000, and a member of the Governance and Compensation Committee until her resignation from the Board on July 15, 2002. Except as otherwise indicated below, all of the nominees have been engaged in their present principal occupations or in executive capacities with the same employers for more than the past five years. On September 19, 2002, Peter Booth Wiley will become Chairman of the Board. Bradford Wiley II will continue to serve as a director.

    The Company's By-Laws provide that a director shall not stand for reelection after the age of 70, unless the Board in its discretion deems it appropriate, based on the circumstances. The Board has determined that it is in the best interests of the Company to nominate H. Allen Fernald for an additional one-year term.

    Bradford Wiley II, William J. Pesce and Josephine Bacchi have agreed to represent shareholders submitting proper proxies by mail, via the Internet, or by telephone, and to vote for the election of the nominees listed herein, unless otherwise directed by the authority granted or withheld on the proxy cards, by telephone or via the Internet. Although the Board of Directors has no reason to believe that any of the persons named below as nominees will be unable or decline to serve, if any such person is unable or declines to serve, the persons named above may vote for another person at their discretion.

                DIRECTORS TO BE ELECTED BY CLASS A SHAREHOLDERS
                ----------------------------------------------------------------

[Photo]

                Larry Franklin, a director since 1994, became Chairman of Harte-Hanks, Inc., an international direct marketing company, on April 1, 2002. Previously, he was Chairman, Chief Executive Officer and Director since May 1991; and served as President, Chief Executive Officer and Director prior to that. He is on the Board of the Southwest Foundation for Biomedical Research. Age 60.

[Photo]

                Henry A. McKinnell, a director since 1996, has been Chairman of the Board and Chief Executive Officer of Pfizer, Inc., a research-based pharmaceutical firm, since May 2001. He previously served as President and Chief Executive Officer of Pfizer from January to April 2001, and was President of PPG Pfizer's global pharmaceutical business, since January 1996. He is a Director of Pfizer, Inc.; Moody's Corporation; the Business Roundtable; Chairman of the Stanford University Graduate School of Business Advisory Council, and Chairman Emeritus of the Pharmaceutical Research and Manufacturers of America, and the Business-Higher Education Forum. He is also a Trustee of the New York Police Foundation, the New York City Public Library, and a member of the Presidential Advisory Council on HIV/AIDS. Age 59.

[Photo]

                John L. Marion, Jr., a director since 1999, has been a general partner of Hendrie Investments LLC, an investment consulting company. Prior to that he was an investment advisor with McVeigh & Co., and has been associated with various members of the Bass family of Fort Worth, Texas since 1990. Age 41.

                DIRECTORS TO BE ELECTED BY CLASS B SHAREHOLDERS
                ----------------------------------------------------------------
[Photo]

                Warren J. Baker, a director since 1993, has been President of California Polytechnic State University since 1979 and was a Member of the National Science Board from 1985 to 1994. He was a Regent of the American Architectural Foundation from 1995 to 1998, and was Chair of the Board of Directors of the ASCE Civil Engineering Research Foundation from 1989 to 1991. He is a Fellow of the American Society of Civil Engineers; a Member of the Board of Directors of the California Council on Science and Technology; and Co-Chair of the California Joint Policy Council on Agriculture and Higher Education. Age 64.

[Photo]

                H. Allen Fernald, a director since 1979, is President and Chief Executive Officer of Down East Enterprise, Inc., and Performance Media LLP, both of which are magazine and book publishers. He is a member and past Chair of the University of Maine President's Council, and Vice Chair of the Board of Visitors; a Director of United Publishing, Inc.; Sun Journal Publishing, Inc.; Foreside Company, Inc.; and University of Maine Press. Age 70.

                DIRECTORS TO BE ELECTED BY CLASS B SHAREHOLDERS
                ----------------------------------------------------------------

[Photo]

                William J. Pesce has been our President and Chief Executive Officer and a director since May 1, 1998. He was previously Chief Operating Officer since May 1997; Executive Vice President, Educational and International Group since February 1996; and Vice President, Educational Publishing since September 1989. He is a Member of the Board of Overseers of The Stern School of Business at New York University; the Board of Directors of the Association of American Publishers; and is a member of the Business-Higher Education Forum. Age 51.

[Photo]

                William R. Sutherland, a director since 1987, retired as a Vice President, Sun Microsystems, Inc., a manufacturer of network and computing equipment, in August 2000. He was the Director of Sun Microsystems Laboratories from July 1993 to October 1998. He was previously Deputy Director since March 1991, and was Vice President and Treasurer, Sutherland Sproull & Associates, Inc., an information and technology consulting firm. He is a partner in Advanced Technology Ventures, a venture capital firm. Age 66.

[Photo]

                Bradford Wiley II, a director since 1979, has been our Chairman of the Board since January 1993, and was an editor in Higher Education from 1989 to 1998. He was previously a newspaper journalist, viticulturist and winery manager. Age 61.

[Photo]

                Peter Booth Wiley, a director since 1984, is an author and journalist. He is a Member of the Board of the Friends and Foundation of the San Francisco Public Library. Age 59.

BENEFICIAL
OWNERSHIP OF
DIRECTORS AND
MANAGEMENT
                     The table below shows the number of shares of the Company's
                 Class A and Class B Stock beneficially owned by the current directors, and the executive officers named in the Summary Compensation Table on page 11 and all directors and executive officers of the Company as a group as of July 23, 2002. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described on page 1.

             -------------------------------------------------------------------------------------------------
                                            SHARES OF                                       PERCENT
                                           CLASS A AND     ADDITIONAL                         OF
                                          CLASS B STOCK     SHARES                PERCENT    TOTAL    DEFERRED
                                          BENEFICIALLY    BENEFICIALLY               OF     VOTING     STOCK
                                             OWNED(1)       OWNED(2)    TOTALS    CLASS(1)  POWER     UNITS(3)
             -------------------------------------------------------------------------------------------------
             Warren J. Baker             A    12,101     A    2,856  A    14,957        --       --   3,195.37
                                         B        --                 B        --        --       --

             Ellis E. Cousens(4)         A    22,000                 A    22,000        --       --
                                         B        --                 B        --        --       --

             H. Allen Fernald            A    36,798     A    3,201  A    39,999        --       --
                                         B     5,440                 B     5,440        --       --

             Larry Franklin              A    19,490     A    3,201  A    22,691        --       --   4,367.68
                                         B        --                 B        --        --       --

             Timothy B. King(4)          A   101,208     A  100,740  A   201,948       0.4%     0.1%
                                         B        --                 B        --        --       --

             Stephen A. Kippur(4)        A   214,080     A  189,988  A   404,068       0.8%     0.2%
                                         B        --                 B        --        --       --

             John L. Marion, Jr.         A    13,800     A    2,856  A    16,656        --       --   3,986.36
                                         B        --                 B        --        --       --

             Henry A. McKinnell          A    16,216     A    3,293  A    19,509        --       --   5,219.33
                                         B        --     B       --           --        --

             William J. Pesce(4)         A   383,938     A  473,096  A   857,034       1.7%     0.5%
                                         B       400                 B       400        --       --

             Richard S. Rudick(4)        A   330,018     A  100,132  A   430,150       0.9%     0.3%
                                         B    56,576                 B    56,576       0.5%     0.3%

             William R. Sutherland       A    37,682     A    3,040  A    40,722        --       --
                                         B        --                 B        --        --       --

             Bradford Wiley II(5)(6)(8)  A 1,355,541                 A 1,355,541       2.7%     0.8%
             (9)(10)(11)                 B 2,716,974                 B 2,716,974      23.3%    16.3%

             Peter Booth Wiley(5)(6)     A 1,382,571     A    2,948  A 1,385,519       2.8%     0.8%
             (7)(8)(10)(11)              B 2,716,974                 B 2,716,974      23.3%    16.3%

             All directors and executive A 5,393,069     A  958,167  A 6,351,236      12.4%     3.8%
             officers as a group         B 8,277,668                 B 8,277,668      71.1%    49.3%
             (15 persons)

                  (1) This table is based on the information provided by the individual directors or executives. In the table, percent of class was calculated on the basis of the number of shares beneficially owned as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, divided by the total number of shares issued and outstanding plus the number of shares of the class issuable to the individual director or executive officer pursuant to the options exercisable under the Company's stock option plans on or before September 21, 2002.

                  (2) Shares issuable pursuant to options exercisable under the
                      Company's stock option plans on or before September 21, 2002.

                  (3) This amount represents the number of shares of Class A
                      Common Stock credited to the participating director's account pursuant to the Deferred Compensation Plan for Directors' Fees, described on page 4. The shares will be issued upon the director's retirement.

                  (4) Includes Class A shares of restricted stock subject to forfeiture awarded under the Company's long-term incentive plans (see Summary Compensation Table, footnote (a), page 12) as follows: Mr. Pesce -- 141,361 shares;
                      Mr. Cousens -- 16,000 shares; Mr. Kippur -- 34,939 shares; Mr. Rudick -- 20,194 shares; and Mr. King -- 20,460 shares.

                  (5) Bradford Wiley II and Peter Booth Wiley, as co-trustees with Deborah E. Wiley, share voting and investment power with respect to 4,240,624 shares of Class B Stock under trusts for the benefit of Bradford Wiley II, Deborah E. Wiley, and Peter Booth Wiley. For purposes of this table, each is shown as the owner of one-third of such shares.

                  (6) The totals shown for Bradford Wiley II and Peter Booth
                      Wiley do not include 354,480 shares of Class B Stock which they have the right to acquire in exchange for Class A Stock from certain persons upon any proposed disposition of such Class B Stock, upon the deaths of such persons or upon termination of a trust.

                  (7) Peter Booth Wiley, as co-trustee with Deborah E. Wiley, shares voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Bradford Wiley II. For purposes of this table, Peter Booth Wiley is shown as the owner of one-half of such shares.

                  (8) Peter Booth Wiley and Bradford Wiley II, as co-trustees, share voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Deborah E. Wiley. For purposes of this table, each is shown as the owner of one-half of such shares.

                  (9) Bradford Wiley II, as co-trustee with Deborah E. Wiley, shares voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Peter Booth Wiley. For purposes of this table, Bradford Wiley II is shown as the owner of one-half of such shares.

                 (10) Bradford Wiley II and Peter Booth Wiley, as co-trustees with Deborah E. Wiley, share voting and investment power with respect to 55,072 shares of Class A Stock and 36,720 shares of Class B Stock under the Trust of Esther B. Wiley. For purposes of this table, each is shown as the owner of one-third of these shares.

                 (11) Bradford Wiley II and Peter B. Wiley, as general partners of a limited partnership with Deborah E. Wiley, share voting and investment power with respect to 297,680 shares of Class B Stock owned by the partnership. For purposes of this table, each is shown as the owner of one-third of such shares.

                 ---------------------------------------------------------------

SECTION 16(a) BENEFICIAL
OWNERSHIP REPORTING
COMPLIANCE

                     Section 16(a) of the Securities Exchange Act of 1934
                 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

                     Based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 2002, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

IV. EXECUTIVE
    COMPENSATION

                 Executive Compensation Policies. The Company's executive compensation program is administered by the Governance and Compensation Committee of the Board of Directors (the 'Committee') composed of three non-employee directors. The objectives which guide the Committee in formulating its recommendations are to:

REPORT OF THE
GOVERNANCE AND
COMPENSATION
COMMITTEE

                       Attract and retain executives of the highest caliber by compensating them at levels which are competitive in the market place.

                       Motivate and reward such executives based on corporate, business unit and individual performance through compensation systems and policies which include variable incentives.

                       Align executives' and shareholders' interests through awards of equity components dependent upon the performance of the Company and the operating divisions, as well as the individual performance of each executive.

                     Annually the Committee reviews a compensation survey as a
                 guidepost to determine whether the Company's compensation levels and programs are competitive and meet the Committee's stated objectives. The most recent survey compiled by Towers Perrin includes publishing companies regarded as comparable and for which data are available, as well as other companies in the northeast region of the United States comparable in size to the Company. The Committee establishes and informs the Board of the total targeted compensation and the proportion of the various components of the compensation program including salary and targeted annual and long-term incentives, based upon each executive's role in the Company and level of responsibilities.

                     The Committee believes that ordinarily it is in the best
                 interest of the Company to retain flexibility in its compensation programs to enable it to appropriately reward, retain and attract executive talent necessary to the Company's success. To the extent such goals can be met with compensation that is designed to be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the 'Code'), such as the Long Term Incentive Plan and the Executive Annual Incentive Plan, each approved by the shareholders in September 1999, such compensation plans will be used. However, the Committee recognizes that in appropriate circumstances, compensation that is not deductible under Section 162(m) may be paid at the Committee's discretion.

                 Annual Executive Compensation. Annual executive compensation is comprised of base salary and, if earned, a variable cash incentive. The annual incentive is based on the achievement of quantitative financial performance goals, as well as individual non-quantitative objectives. Targeted annual incentives for fiscal 2002 range from 100% of salary for Mr. Pesce and from 50% to 65% for other executives. At the beginning of each fiscal year, the Committee establishes the base salaries, the targeted incentives, the financial performance measures, and objectives on which incentives may be earned, including the threshold or minimum level of performance below which no incentives will be paid. Business unit performance measures and targets are also set for certain executives.

                     At the end of the fiscal year, the Committee evaluates
                 performance against the financial goals and individual objectives, and approves and informs the Board of the annual payout, if any, for each executive. No incentive is payable, regardless of whether individual objectives are met or exceeded, unless the threshold is reached on at least one financial measure. Payouts, if any, can range from 25% to 200% of the targeted incentive depending upon the level of the achievement of financial goals and individual objectives between threshold and outstanding levels of performance. In fiscal 2002 on a weighted average basis, performance against financial goals was above target.

                 Long Term Executive Compensation. The long-term component of the compensation is comprised of (i) a targeted variable incentive payable in restricted performance shares, and
                 (ii) stock option grants of Class A Stock. At the beginning of each fiscal year, a new three-year cycle begins. The Committee establishes for participants in the long-term plan the number of stock options to be granted, the targeted incentive, the financial performance measures and goals, and threshold and outstanding levels of performance that must be achieved by the Company and, where relevant, the division for which the participant is responsible.

                     At the end of the three fiscal-year cycle, the Committee
                 evaluates performance against the financial goals and determines the appropriate payout for each executive and the portion to be paid in cash and/or restricted performance shares. No long term incentive is payable unless the threshold is reached on at least one financial measure. Payouts, if any, to individual executives can range from 25% to 200% of the targeted incentive depending upon the level of aggregate achievement between the threshold and outstanding levels of financial performance.

                     Option grants are generally awarded on an annual basis,
                 have terms of ten years and generally vest as to 50% in the fourth year and 50% in the fifth year from the date of grant. All employees' stock options have exercise prices which are equal to the current market price of Class A Stock as of the grant date. The ultimate value of the stock option grants is aligned with increases in shareholder value and is dependent upon increases in the market price per share over and above the grant price. In fiscal 2002, all executives, including Mr. Pesce, received approximately 60% of their targeted long term incentive in stock option awards.

                 Chief Executive Officer Compensation. Based on the Governance and Compensation Committee's performance evaluation review of Mr. Pesce, the Committee recommended and the Board approved a base salary increase for fiscal 2002 of 16.1% ($560,000 to $650,000) and an annual incentive award of $944,190, representing 59% of the total annual compensation.

                     Mr. Pesce also received a long term compensation payout of
                 26,600 shares of restricted performance stock with the restrictions lapsing as to 50% at the end of fiscal 2003 and 2004, respectively. This payout was based on the Company's performance against income and cash flow goals. During fiscal 2002, Mr. Pesce, as part of his long term compensation plan, received a grant of options to purchase 85,000 shares of Class A Stock, exercisable as to 42,500 shares on and after April 30, 2005, and 42,500 on and after April 30, 2006, at an option price of $23.40 per share, the market price at date of grant.

                     In approving the compensation, the Committee considered Mr.
                 Pesce's overall leadership abilities; the Company's financial results in fiscal year 2002; and the Company's success with several acquisitions, particularly Hungry Minds, which exceeded expectations in fiscal 2002. In addition, the Committee considered the significant progress achieved on important strategic objectives, including technology initiatives.

                     Governance and Compensation Committee

                                  Henry A. McKinnell, Chairman

                              Warren J. Baker        Peter B. Wiley

PERFORMANCE GRAPH

                                            1997      1998      1999      2000      2001      2002
                                          ---------------------------------------------------------
  John Wiley & Sons, Inc. Class A         $100.00   $183.82   $268.46   $229.04   $247.63   $353.19
  Dow Jones World Publishing Index         100.00    148.56    126.29    162.14    173.59    193.42
  Russell 1000                             100.00    139.68    165.87    184.08    157.20    136.48
  Russell 2000                             100.00    140.78    126.18    147.59    141.49    148.88

                 The above graph provides an indicator of the cumulative total return to shareholders of the Company's Class A Common Stock as compared with the cumulative total return on the Russell 2000, Russell 1000, and the Dow Jones World Publishing Index, for the period from April 30, 1997 to April 30, 2002. The Company has elected to use the Russell 1000 Index as its broad equity market index because it is currently included in that index. Previously, the Company was included as part of the Russell 2000 Index. Cumulative total return assumes $100 invested on April 30, 1997 and reinvestment of dividends throughout the period.

                 ---------------------------------------------------------------
SUMMARY
COMPENSATION
TABLE

                                                         ANNUAL COMPENSATION
                                     -------------------------------------------------------------
                                                                                    OTHER ANNUAL
NAME AND                                                                               COMPEN-
PRINCIPAL POSITION                   YEAR          SALARY           BONUS              SATION
--------------------------------------------------------------------------------------------------
William J. Pesce                     2002         $632,692         $944,190           $     --
President, Chief                     2001          546,538          437,989                 --
Executive                            2000          483,846          577,218                 --
Officer and Director

Ellis E. Cousens                     2002          375,000          335,790            279,767
Executive Vice President, Chief      2001           36,058               --             95,233
Financial and Operations
Officer(c)(d)

Stephen A. Kippur                    2002          362,115          331,339                 --
Executive Vice                       2001          345,577           69,943                 --
President                            2000          324,692          311,555                 --
and President,
Professional/Trade

Richard S. Rudick                    2002          223,077          154,981                 --
Senior Vice President                2001          213,269          109,683                 --
and General Counsel                  2000          204,769          145,571                 --

Timothy B. King                      2002          203,077          148,892                 --
Senior Vice                          2001          193,077          100,943                 --
President,                           2000          183,154          133,229                 --
Planning &
Development
-------------------------------------------------------------------------------------------------------------------------
                                        LONG TERM COMPENSATION
                                     -----------------------------
                                               AWARDS                       PAYOUTS
                                     -----------------------------          -------
                                                        SECURITIES                          ALL OTHER
NAME AND                         RESTRICTED STOCK       UNDERLYING           LTIP            COMPEN-
PRINCIPAL POSITION                  AWARDS(a)           OPTION/SARs         PAYOUTS         SATION(b)
--------------------------------------------------------------------------------------------------------
William J. Pesce                     $707,560              85,000                --          $5,500
President, Chief                      737,104             100,000                --           5,677
Executive                             948,600             100,000                             5,169
Officer and Director

Ellis E. Cousens                           --              35,000                --           6,490
Executive Vice President, Chief            --              40,000                --              --
Financial and Operations
Officer(c)(d)

Stephen A. Kippur                     156,621              27,000                --           8,706
Executive Vice                        113,821              50,000                --          10,455
President                             296,159              29,000                             8,042
and President,
Professional/Trade

Richard S. Rudick                      99,058              16,000                --           5,192
Senior Vice President                  92,131              20,000                --           4,662
and General Counsel                   121,086              14,000                --           4,874

Timothy B. King                       106,134              16,000                --           5,483
Senior Vice                            92,131              16,000                --           4,915
President,                            121,086              16,000                --           4,966
Planning &
Development
--------------------------------------------------------------------------------------------------------

                 The above table sets forth, for the fiscal years indicated, the compensation of the CEO and the four other most highly compensated executive officers of the Company.

                 (a) When awards of restricted stock are made pursuant to the
                     Company's long term incentive plans, the Committee may establish a period during which the Class A shares of restricted stock shall be subject to forfeiture in whole or in part if specified objectives or considerations are not met. Restricted stock awards were made for achievement of financial performance objectives for the respective three-year periods ended April 30, 2002, April 30, 2001 and April 30, 2000. The stock is non-voting and not eligible for dividends until the shares have been earned at the end of the three year period. Restrictions lapse as to 50% at the end of the first and second fiscal year, respectively, after the fiscal year in which earned. Restricted stock awards reflect the market value as of the fiscal year-end indicated. Aggregate restricted stock holdings as of April 30, 2002 were as follows: Mr. Pesce -- 106,361 shares valued at $2,829,203; Mr. Cousens -- 12,000 shares valued at $319,200; Mr. Kippur -- 25,939 shares valued at $689,978; Mr. Rudick -- 15,194 shares valued at $404,160;
                     Mr. King -- 15,460 shares valued at $411,236.

                 (b) Represents matching Company contributions to the Employee
                     Savings Plan and the Deferred Compensation Plan.

                 (c) Executive Vice President and Chief Financial and Operations
                     Officer since March 19, 2001.

                 (d) Pursuant to his Employment Agreement, as described on
                     page 13, Mr. Cousens received a 'make-whole' payment of $375,000, payable in two installments, as indicated under the heading Other Annual Compensation.

                 ---------------------------------------------------------------

OPTION/SAR GRANTS IN
LAST FISCAL YEAR

                           INDIVIDUAL GRANTS(a)
-----------------------------------------------------------------------------------------   POTENTIAL REALIZABLE
                                                % OF TOTAL                                    VALUE AT ASSUMED
                                               OPTIONS/SARs                                 ANNUAL RATES OF STOCK
                              NUMBER OF         GRANTED TO                                    APPRECIATION FOR
                             SECURITIES         EMPLOYEES                                        OPTION TERM
                         UNDERLYING OPTIONS/    IN FISCAL     EXERCISE OR    EXPIRATION    -----------------------
NAME                        SARs GRANTED           YEAR       BASE PRICE       DATE(b)         5%          10%
------------------------------------------------------------------------------------------------------------------
William J. Pesce               85,000             15.8%         $23.40      June 20, 2011  $1,250,438   $3,168,607
Ellis E. Cousens               35,000              6.5%         $23.40      June 20, 2011     514,886    1,304,720
Stephen A. Kippur              27,000              5.0%         $23.40      June 20, 2011     397,198    1,006,499
Richard S. Rudick              16,000              3.0%         $23.40      June 20, 2011     235,377      596,444
Timothy B. King                16,000              3.0%         $23.40      June 20, 2011     235,377      596,444

                 ---------------------------------------------------------------

                 The above table shows potential realizable value at assumed annual stock appreciation rates of 5% and 10% over the ten-year term of the options. The rates of appreciation are as required to be stated by the Securities and Exchange Commission and are not intended to forecast possible future actual appreciation, if any, in the Company's stock price. Future gains, if any, will depend on actual future appreciation in the market price.

                 (a) The Company has in effect two shareholder approved plans, each of which relates to Class A shares: the 1991 Key Employee Stock Plan, and the Long Term Incentive Plan. The exercise price of all stock options is determined by the Committee and may not be less than 100 percent of the fair market value of the stock on the date of grant of the options. The Committee also determines at the time of grant the period and conditions for vesting of stock options. In the event of a change of control, as defined on page 15, all outstanding options shall become immediately exercisable up to the full number of shares covered by the option. No option grants have SARs associated with the grants, and no SARs were granted during fiscal 2002.

                 (b) Options are subject to earlier termination in certain
                     events relating to termination of employment.

                 ---------------------------------------------------------------

AGGREGATED
OPTION/SAR
EXERCISES IN LAST
FISCAL YEAR AND
FISCAL YEAR-END
OPTION/SAR VALUES



                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                OPTIONS/SARs            IN-THE-MONEY OPTIONS/SARs
                                                             AT FISCAL YEAR-END           AT FISCAL YEAR-END(b)
                        SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
NAME                      ON EXERCISE     REALIZED(a)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------
William J. Pesce            48,672         $1,044,545      473,096        676,600      $7,757,338     $6,169,350
Ellis E. Cousens                 0                  0            0         75,000               0     $  405,200
Stephen A. Kippur           49,216         $  908,026      132,714        191,874      $2,516,465     $1,663,798
Richard S. Rudick           13,408         $  317,744       76,614         85,318      $1,537,644     $  710,366
Timothy B. King             15,136         $  364,446       77,222         83,318      $1,554,218     $  710,291

                 ---------------------------------------------------------------

                 The above table provides information as to options exercised by each of the named executive officers during fiscal 2002 and the value of the remaining options held by each executive officer at year end, measured using the closing price of $26.60 for the Company's Class A Common Stock on April 30, 2002.

                 (a) Market value of underlying shares at exercise minus the option price.

                 (b) Market value of underlying shares at fiscal year-end minus the option price. These values are presented pursuant to SEC rules. The actual amount, if any, realized upon exercise will depend upon the market price of the Class A shares relative to the exercise price per share of the stock options at the time of exercise.

LONG TERM
INCENTIVE PLANS --
AWARDS IN LAST
FISCAL YEAR

---------------------------------------------------------------------------------------------------------------
                                                                                    ESTIMATED FUTURE PAYOUTS
                                                                                  UNDER NON-STOCK PRICED-BASED
                                                                                          PLANS(a)(b)
                                 NUMBER OF              PERFORMANCE OF           ------------------------------
                              SHARES, UNITS OR        OTHER PERIODS UNTIL        THRESHOLD    TARGET    MAXIMUM
NAME                          OTHER RIGHTS(#)        MATURATION OR PAYOUT           (#)        (#)        (#)
---------------------------------------------------------------------------------------------------------------
William J. Pesce                   20,000        May 1, 2001 to April 30, 2004     5,000      20,000    40,000
Ellis E. Cousens                    6,000        May 1, 2001 to April 30, 2004     1,500       6,000    12,000
Stephen A. Kippur                   5,000        May 1, 2001 to April 30, 2004     1,250       5,000    10,000
Richard S. Rudick                   3,000        May 1, 2001 to April 30, 2004       750       3,000     6,000
Timothy B. King                     3,000        May 1, 2001 to April 30, 2004       750       3,000     6,000
---------------------------------------------------------------------------------------------------------------

                 Estimated future payments assuming financial performance targets are achieved under the 2002 long-term incentive compensation plan for the named executives are as indicated above.

                 (a) Financial performance targets and relative weighting of each target, as well as the threshold, target and outstanding levels of performance, are set at the beginning of the three-year plan cycle and include earnings per share, income and cash flow targets, as defined, for the end of the three-year period. For the fiscal 2002 long term plan, the amount of shares earned will be based on financial targets established for fiscal 2004. No long term incentive is payable unless the threshold is reached on at least one financial measure.

                 (b) These awards consist of restricted performance shares. The
                     Committee may, in its discretion, direct that the payout be made wholly or partly in cash. The restricted shares would vest as to 50% on April 30, 2005 and the remaining 50% on April 30, 2006.

EXECUTIVE
EMPLOYMENT
AGREEMENTS

                    In July 1994, the Company entered into employment agreements with William J. Pesce and Stephen A. Kippur (collectively the 'Executives'). Mr. Pesce's contract was amended when he became President and Chief Executive Officer on May 1, 1998. The contracts provide for base salaries (reflected in the Summary Compensation Table on page 11), which may be increased by the Board, and for benefits and incentive compensation as provided for senior officers generally, and as described in the Committee's report above. Mr. Pesce's contract expires on May 1, 2004 and automatically renews for successive three-year terms in the absence of notice by either party. Mr. Kippur's contract expires on April 30, 2004, and automatically renews for successive two-year terms in the absence of notice by either party to the contrary. If either contract is terminated by the Company other than for cause, as defined, or if the Company decides not to renew for a subsequent term, the Executive will be entitled to 36 months severance in the case of Mr. Pesce, and 24 months in the case of Mr. Kippur. Severance includes salary, benefits, pro-rated cash incentive payments at target levels, and long-term incentives for plan cycles ending within one year after termination.

                    In March 2001, the Company entered into an employment
                 agreement with Ellis E. Cousens, Executive Vice President and Chief Financial and Operations Officer, which provides for base salary of $375,000 per annum, which may be increased by the Board, and for benefits and incentive compensation, as provided for senior officers generally. The contract expires on March 19, 2003, and automatically renews for subsequent two year periods, in the absence of notice by either party. If the contract is terminated by the Company other than for cause, Mr. Cousens will be entitled to 24 months severance. Pursuant to this agreement, at the commencement of his employment Mr. Cousens also received a 'make-whole' payment of $375,000; a non-qualified stock option for 40,000 Class A shares at the fair market value of $19.27 per share; and a restricted stock award for 6,000 Class A shares, both of which vest at 100% on March 19, 2004.

                    Except in the case of termination by the Company other than for cause, all of the Executives are restricted from working for a competitor for twelve months after termination. However, if any of the Executives resigns for 'good reason' within 18 months following a 'change of control,' defined in the same manner as under the Company's stock option plans (see page 15), this restriction does not apply.

                    In connection with these agreements, the above named
                 Executives received certain restricted stock awards which vested one-third at the end of each of the third, fourth and fifth years after the date of grant. In addition, the Executive is required to retain ownership of the shares for an additional two years after vesting. If the Executive is terminated by the Company other than for cause, or the contract is not renewed by the Company, or if there is a 'change of control' as defined in the Long Term Incentive Plan (see Stock Options, Performance Stock and Restricted Stock, page 15), any remaining restrictions on transfer of the shares will lapse.

                     The Company also has agreements with Messrs. Rudick, King
                 and other senior vice presidents (the 'Participants'), which provide for continuation of base salary for a period of between 12 and 18 months in the event of termination by the Company other than for cause. In the event of a 'change of control,' as defined in the SERP, under certain circumstances the Participants may be entitled to cash incentive payments at target level for the severance period. Except in the case of termination by the Company other than for cause, or termination for 'good reason,' as defined in SERP, following a 'change of control,' the Participants are restricted from working for a competitor for a period of four to six months after termination.

RETIREMENT PLAN
AND SUPPLEMENTAL
RETIREMENT PLAN

                    The following table shows the estimated annual retirement
                 benefits payable at normal retirement age to a covered participant who has attained the earnings and years of service classifications indicated under the Company's tax-qualified, non-contributory defined benefit retirement plan (the 'Retirement Plan') and non-qualified supplemental retirement plan (the 'Supplemental Retirement Plan'):

-------------------------------------------------------------------------------
                                          YEARS OF SERVICE
        AVERAGE FINAL   ----------------------------------------------------
        COMPENSATION       15         20         25         30         35
-------------------------------------------------------------------------------
         $  100,000     $ 22,210   $ 29,614   $ 37,017   $ 44,421   $ 51,824
            200,000     $ 47,260   $ 63,014   $ 78,767   $ 94,521   $110,274
            300,000     $ 72,310   $ 96,414   $120,517   $144,621   $168,724
            400,000     $ 97,360   $129,814   $162,267   $194,721   $227,174
            500,000     $122,410   $163,214   $204,017   $244,821   $285,624
            600,000     $147,460   $196,614   $245,767   $294,921   $344,074
            700,000     $172,510   $230,014   $287,517   $345,021   $402,524
            800,000     $197,560   $263,414   $329,267   $395,121   $460,974
            900,000     $222,610   $296,814   $371,017   $445,221   $519,424
          1,000,000     $247,660   $330,214   $412,767   $495,321   $577,874
          1,100,000     $272,710   $363,614   $454,517   $545,421   $636,324
          1,200,000     $297,760   $397,014   $496,267   $595,521   $694,774
          1,300,000     $322,810   $430,414   $538,017   $645,621   $753,224
          1,400,000     $347,860   $463,814   $579,767   $695,721   $811,674

-------------------------------------------------------------------------------

                     Benefits shown above are computed as a single life annuity beginning at age 65 and are not subject to any deduction for offset amounts. The Retirement Plan provides for annual normal retirement benefits equal to 1.17% of average final compensation, not in excess of covered compensation, plus 1.67% of average final compensation in excess of covered compensation, times years of service not to exceed 35.

                     Average final compensation is the participant's average
                 annual compensation (taking into account 100% of the base pay plus 50% of incentive compensation and overtime pay, but not including any other compensation included in the Summary Compensation Table) during the highest three consecutive years ending December 31, 1997, except for participants joining the Company after 1997, in which case it is during the first three years of employment (subject to certain limitations on compensation under the Code with respect to tax-qualified plans). The Company may, but is not required to, update from time to time the three-year period used to determine average final compensation.

                     Covered compensation under the Retirement Plan is the
                 average of the taxable wage base in effect under the Social Security Act over the 35 year period ending with the year the employee reaches his or her social security retirement age (but excluding any increases in the taxable wage base after 1997). The Supplemental Retirement Plan provides benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on tax- qualified plan benefits. Average final compensation and covered compensation are determined under the Supplemental Retirement Plan in the same manner as under the Retirement Plan, except that a participant's compensation is not subject to the limitations under the Internal Revenue Code. Years of service under the Retirement Plan and Supplemental Retirement Plan are the number of years and months, limited to 35 years, worked for the Company and its subsidiaries after attaining age 21.

                     The years of service for Messrs. Pesce, Cousens, Kippur,
                 Rudick and King under the Retirement Plan and Supplemental Retirement Plan as of April 30, 2002 (rounded to the nearest year), are 13, 1, 23, 24 and 15, respectively. Average final compensation under the Retirement Plan and the Supplemental Retirement Plan for Messrs. Pesce, Cousens, Kippur, Rudick and King as of April 30, 2002 was $363,612, $496,802, $340,502,
                 $213,589 and $221,972, respectively.


1989 SUPPLEMENTAL
EXECUTIVE RETIREMENT
PLAN

                     The participants under the 1989 Supplemental Executive
                 Retirement Plan ('SERP'), as amended by the Board of Directors on June 22, 2001, are executives of the Company or its affiliates listed on a schedule to the plan, as amended from time to time.

                     The basic SERP benefit (the 'primary benefit') consists of ten annual payments commencing on retirement (at or after age
                 65) determined by multiplying the participant's base salary rate at retirement by 2.5, reducing the result by $50,000 and dividing the remainder by five. The plan also provides for an alternative early retirement benefit for participants who retire after age 55 with five years of service, a reduced payment for participants whose employment is terminated prior to age 65 other than on account of death (and who do not qualify for early retirement), and a survivor benefit for the beneficiaries of a participant who dies prior to age 65 while employed by the Company or an affiliate.

                     The estimated annual benefits under SERP payable over ten
                 years upon retirement at age 65 for Messrs. Pesce, Cousens, Kippur, Rudick and King are $1,574,500, $585,600, $393,400,
                 $134,500 and $135,200, respectively.

                     SERP provides the participants with a guaranteed total
                 annual retirement benefit beginning at age 65 for ten years (taking into account retirement benefits under the Company's Retirement Plan, referred to above, the Supplemental Retirement Plan and the primary benefit under SERP) of 50% to 65% (depending on the executive's position with the Company) of average compensation over the executive's highest three consecutive years. Under certain circumstances, if a participant works for a competitor within 24 months following termination of employment, no further payments would be made to the participant under SERP.

                     SERP also provides that following a change of control
                 (defined in the same manner as under the Company's stock option plans discussed below) and the termination of the participant's employment without cause as defined, or a termination by the participant for good reason as defined, the participant is entitled to a lump sum payment of the then present value of his benefits under SERP computed as if the participant had attained age 65 on the date of his termination.

STOCK OPTIONS,
PERFORMANCE STOCK,
AND RESTRICTED STOCK

                     Under the Long Term Incentive Plan (the 'Plan'), qualified employees are eligible to receive awards that may include stock options, performance stock awards and restricted stock awards as described in footnote (a) of the Summary Compensation Table. No more than 8,000,000 shares may be issued over the life of the Plan, and no incentive stock option may be granted after June 22, 2009.


                     Upon a 'change of control,' as defined, all outstanding
                 options shall become immediately exercisable up to the full number of shares covered by the option. The Committee shall specify in a performance stock award whether, and to what effect, in the event of a change of control, an employee shall be issued shares of common stock with regard to performance stock awards held by such employee. Following a change of control, all shares of restricted stock which would otherwise remain subject to restrictions shall be free of such restrictions.

                     A change of control is defined as having occurred if either
                 (a) any 'person' hereafter becomes the beneficial owner, directly or indirectly, of 25% or more of the Company's then outstanding shares of Class B Stock (and such person did not have such 25% or more beneficial ownership on January 1, 1989) and the number of shares of Class B Stock so owned is equal to or greater than the number of shares of Class B Stock then owned by any other person; or (b) individuals who constituted the Board of Directors on January 1, 1991 (the 'incumbent board') cease for any reason to constitute at least 64% of the full board. Any person becoming a director subsequent to such date whose election or nomination for election by the Company's shareholders was approved by a vote of at least 64% of the directors comprising the incumbent board shall be considered as though such person was a member of the incumbent board. The term 'person' includes any individual, corporation, partnership, group, or association other than the Company, an affiliate of the Company, or any ESOP or other employee benefit plan sponsored or maintained by the Company or any affiliate.

V. REPORT OF THE
   AUDIT COMMITTEE

                     The following is the report of the Audit Committee of John
                 Wiley & Sons, Inc. with respect to the Company's audited financial statements for the fiscal year ended April 30, 2002.

                     Review With Management. The Committee has reviewed and
                 discussed the Company's audited financial statements with management.

                     Review and Discussions With Independent Auditors. The
                 Committee has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees) regarding the auditors' judgments about the quality of the Company's accounting principles as applied to its financial reporting.

                     The Committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG their independence.

                     Conclusion. Based on the review and discussions referred to above, the Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2002 for filing with the Securities and Exchange Commission.

                                         Audit Committee

                     Larry Franklin, Chairman, H. Allen Fernald, John L. Marion,
                 Jr., William R. Sutherland

                 AUDIT FEES

                     The following table sets forth the aggregate fees billed to the Company for the fiscal year ended April 30, 2002 by the Company's principal accounting firm, KPMG LLP:

     ----------------------------------------------------------------------
     Audit Fees                                                    $472,000
     Financial Information Systems
      Design and Implementation Fees                               $      0
     All Other Fees                                                $ 55,000
     ----------------------------------------------------------------------

                     The Audit Committee has considered whether the provision of the services other than audit services referenced above is compatible with the maintenance of the principal accountant's independence.

VI. PROPOSAL TO RATIFY
    APPOINTMENT OF
    INDEPENDENT
    PUBLIC
    ACCOUNTANTS

                     On April 15, 2002, the Board of Directors of the Company
                 upon the recommendation of its Audit Committee decided to no longer engage Arthur Andersen LLP ('Arthur Andersen') as the Company's independent public accountants and engaged KMPG LLP ('KPMG') to serve as the Company's independent public accountants for the fiscal year ending April 30, 2002.

                     Arthur Andersen's reports on the Company's consolidated
                 financial statements for each of the fiscal years ended
                 April 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                     During the fiscal years ended April 30, 2001 and 2000 and
                 through April 15, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

                     During the fiscal years ended April 30, 2001 and 2000 and
                 through April 15, 2002 the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                     We will present a proposal at the Annual Meeting to
                 ratify the appointment by the Board of Directors, on the recommendation of its Audit Committee, of KPMG as independent public accountants for the Company for the fiscal year ending
                 April 30, 2003. Although it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification by the shareholders to ascertain their views on such selection. KPMG has confirmed to the Company that they are independent of the Company within the meaning of the Securities Act and the requirements of the Independence Standards Board. A representative of KPMG is expected to be present at the Annual Meeting with the opportunity to make a statement, if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

                     Unless contrary instructions are noted thereon, the proxies will be voted in favor of the following resolution, which will be submitted at the Annual Meeting:

                        'RESOLVED, that the appointment by the Board of
                    Directors of KPMG LLP as independent public accountants for the Company for the fiscal year ending April 30, 2003, be, and it hereby is, ratified.'

                     The affirmative vote of a majority of the votes cast (each share of Class A Stock being accorded one-tenth of one vote and each share of Class B Stock being accorded one vote) is necessary for the adoption of the proposal. In the event that the foregoing proposal is defeated, the adverse vote will be considered by the Board of Directors in its selection of auditors for the following year. However, because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending April 30, 2003 will be permitted to stand unless the Board of Directors finds other good reason for making a change. If the proposal is adopted, the Board, in its discretion, may still direct the appointment of new independent auditors at any time during the fiscal year if the Board believes that such a change would be in the best interests of the Company and its shareholders.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' THE
                 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.

VII. MANNER AND
     EXPENSES OF
     SOLICIATION

                     Since many of our shareholders are unable to attend the
                 Annual Meeting, the Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.

                     Shareholders of record can vote and save the Company
                 expense by using the Internet or by calling the toll-free telephone number printed on the proxy card. Voting instructions (including instructions for both telephonic and Internet voting) are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders' instructions have been recorded properly. A Control Number, located on the proxy card, will identify shareholders and allow them to vote their shares and confirm that their voting instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

                     If your shares are held in the name of a bank or broker,
                 follow the voting instructions on the form you receive from such record holder. The availability of Internet and telephone voting will depend on their voting procedures.

                     If you do vote by Internet or telephone, it will not be
                 necessary to return your proxy card. If you do not choose to vote using these two options, you may return your proxy card, properly signed, and the shares will be voted in accordance with your directions. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If no choices are specified, the shares represented by that proxy card will be voted as recommended by the Board of Directors.

                     If a shareholder does not return a signed proxy card, vote by the Internet, by telephone or attend the Annual Meeting and vote in person, his or her shares will not be voted. Any shareholder giving a proxy (including one given by the Internet or telephone) has the right to revoke it at any time before it is exercised by giving notice in writing to the Secretary of the Company, by delivering a duly executed proxy bearing a later date to the Secretary (or by subsequently completing a telephonic or Internet proxy) prior to the Annual Meeting of

                 Shareholders, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

                     The Company will bear the costs of soliciting proxies. In
                 addition to the solicitation of proxies by use of the mail, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or facsimile, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of common stock in their names will be reimbursed for their reasonable out-of-pocket expenses in forwarding proxy material to their principals.

VIII. DEADLINE FOR
      SUBMISSION OF
      SHAREHOLDERS
      PROPOSALS

                     If a shareholder intends to present a proposal for action
                 at the 2003 Annual Meeting and wishes to have such proposal considered for inclusion in our proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company by April 10, 2003. Such proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholder proposals.

                     If a shareholder submits a proposal outside of Rule 14a-8
                 for the 2003 Annual Meeting and the proposal fails to comply with the advance notice procedure prescribed by our By-Laws, then our proxy may confer discretionary authority on the persons being appointed as proxies on behalf of our Board of Directors to vote on the proposal.

                     Our By-Laws establish an advance notice procedure with
                 regard to certain matters, including shareholder proposals and nominations of individuals for election to the Board of Directors. In general, written notice of a shareholder proposal or a director nomination for an annual meeting must be received by the Secretary of the Company no later than May 22, 2003, and must contain specified information and conform to certain requirements, as set forth in greater detail in the By-Laws. If the Company's presiding officer at any shareholders' meeting determines that a shareholder proposal or director nomination was not made in accordance with the By-Laws, we may disregard such proposal or nomination.

                     Proposals and nominations should be addressed to Corporate
                 Secretary, John Wiley & Sons, Inc., 111 River Street, Hoboken, New Jersey 07030.

IX. OTHER MATTERS

                     The Company has not received notice from any shareholder of its intention to bring a matter before the Annual Meeting. At the date of this Proxy Statement, the Board of Directors does not know of any other matter to come before the meeting other than the matters set forth in the Notice of Meeting. However, if any other matter, not now known, properly comes before the meeting, the persons named on the enclosed proxy will vote said proxy in accordance with their best judgment on such matter. Shares represented by any proxy will be voted with respect to the proposals outlined above in accordance with the choices specified therein or in favor of any proposal as to which no choice is specified.

                     The Annual Report to Shareholders was mailed together with this Proxy Statement to shareholders beginning August 8, 2002.

                     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS
                 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL 2002, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. ALL SUCH REQUESTS SHOULD BE DIRECTED TO JOSEPHINE BACCHI, SECRETARY, JOHN WILEY & SONS, INC., 111 RIVER STREET, HOBOKEN, NEW JERSEY 07030.

                     IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY,
                 WHETHER BY MAIL, BY THE INTERNET OR BY TELEPHONE. THE PROXY MAY BE REVOKED AT ANY TIME BY YOU BEFORE IT IS EXERCISED. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW ANY PROXY (INCLUDING AN INTERNET OR TELEPHONIC PROXY) AND VOTE YOUR OWN SHARES.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                                           JOSEPHINE BACCHI
                                                           Secretary
                 Hoboken, New Jersey
                 August 8, 2002

                                 [JW Wiley Logo]

                              Publishers Since 1807

                                 Appendix I


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            JOHN WILEY & SONS, INC.

                         PROXY/VOTING INSTRUCTION CARD

         The undersigned hereby appoints Bradford Wiley II, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Employee Stock Purchase Plan, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company's headquarters, 111 River Street, Hoboken, New Jersey, on September 19, 2002, 9:30 A.M., Eastern Daylight Savings Time.

                          Employee Stock Purchase Plan




            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------

          JOHN WILEY & SONS, INC.-- ANNUAL MEETING, SEPTEMBER 19, 2002

                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-866-860-0384 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Via the Internet at https://www.proxyvotenow.com/jws and follow the instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS




                                                [Logo] Printed on recycled paper

                                                                                        Please mark your
The Board of Directors recommends a vote "FOR" all nominees and "FOR" Proposal 2.       votes as indicated    [X]
                                                                                        in this example

1. The election as directors of            With-    For All      2. Proposal to ratify the       For     Against    Abstain
   all nominees listed below,      For     hold      Except         appointment of KPMG LLP      [ ]       [ ]        [ ]
   except as marked to the         [ ]      [ ]        [ ]          as independent accountants.
   contrary.

(01) Larry Franklin
(02) Henry A. McKinnell
(03) John L. Marion, Jr.

INSTRUCTION:To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) in the space provided below.

--------------------------------------------------------------

                                                                              Employee Stock Purchase Plan

                                                                                         Will attend Annual Meeting [ ]

                                                                                    The Proxies are directed to vote as
                                                                               specified, and in their discretion on all
                                                                               other matters which may come before the
Please be sure to sign and date         Date                                   meeting or any adjournments thereof. If no
  this Proxy in the box below.              -------------------------          direction is given, this proxy will be voted
                                                                               "FOR" the Election of Directors and "FOR"
                                                                               Proposal 2.

---------------------------------------------------------------------------    PLEASE SIGN EXACTLY AS YOUR NAME(S)
Shareholder sign above                     Co-holder (if any) sign above       APPEAR(S) ON THIS CARD. When signing as an
                                                                               attorney, executor, administrator, trustee
                                                                               or guardian, please give your full title. If
                                                                               shares are held jointly, each holder should
                                                                               sign.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

--------------------------------------------------------------------------------

       FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                       INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1. By Mail (traditional method); or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or internet must be cast prior to 12 midnight, September 18, 2002.

Vote by Telephone                         Vote by Internet

It's fast, convenient, and immediate!     It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone      is immediately confirmed and posted.
1-866-860-0384.

-------------------------------------     --------------------------------------
Follow these four easy steps:             Follow these four easy steps:

1. Read the accompanying Proxy            1. Read the accompanying Proxy
   Statement and Proxy Card.                 Statement and Proxy Card.

2. Call the toll-free number              2. Go to the Website
   1-866-860-0384.                           https://www.proxyvotenow.com/jws

3. Enter your 9 digit Control             3. Enter your 9 digit Control
   Number located on your Proxy              Number located on your Proxy
   Card below.                               Card below.

4. Follow the recorded                    4. Follow the recorded
   instructions.                             instructions.
-------------------------------------     --------------------------------------

Your vote is important!                   Your vote is important!

Call 1-866-860-0384 anytime!              Go to https://www.proxyvotenow.com/jws

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET                 FOR TELEPHONE/
      PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET                           INTERNET VOTING:
                       OR BY MAIL, WILL BE THE VOTE COUNTED.                                             CONTROL NUMBER

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            JOHN WILEY & SONS, INC.

                         PROXY/VOTING INSTRUCTION CARD

     The undersigned hereby appoints Bradford Wiley II, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company's headquarters, 111 River Street, Hoboken, New Jersey, on September 19, 2002,
9:30 A.M., Eastern Daylight Savings Time.

                                 CLASS A SHARES



            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

                              FOLD AND DETACH HERE

          JOHN WILEY & SONS, INC. -- ANNUAL MEETING, SEPTEMBER 19, 2002

                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-866-860-0384 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Via the Internet at https://www.proxyvotenow.com/jws and follow the instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS



                                                [Logo] Printed on recycled paper

                                                                                        Please mark your
The Board of Directors recommends a vote "FOR" all nominees and "FOR" Proposal 2.       votes as indicated    [X]
                                                                                        in this example

1. The election as directors of            With-    For All      2. Proposal to ratify the       For     Against    Abstain
   all nominees listed below,      For     hold      Except         appointment of KPMG LLP      [ ]       [ ]        [ ]
   except as marked to the         [ ]      [ ]        [ ]          as independent accountants.
   contrary.

(01) Larry Franklin
(02) Henry A. McKinnell
(03) John L. Marion, Jr.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) in the space provided below.

--------------------------------------------------------------

                                                                                   CLASS A SHARES

                                                                                          Will attend Annual Meeting [ ]

                                                                                     The Proxies are directed to vote as
                                                                                specified, and in their discretion on all
                                                                                other matters which may come before the
Please be sure to sign and date     Date                                        meeting or any adjournments thereof. If no
  this Proxy in the box below.          -------------------------               direction is given, this proxy will be voted
                                                                                "FOR" the Election of Directors and "FOR"
                                                                                Proposal 2.

----------------------------------------------------------------------------    PLEASE SIGN EXACTLY AS YOUR NAME(S)
Shareholder sign above                      Co-holder (if any) sign above       APPEAR(S) ON THIS CARD. When signing as an
                                                                                attorney, executor, administrator, trustee
                                                                                or guardian, please give your full title. If
                                                                                shares are held jointly, each holder should
                                                                                sign.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

       FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                       INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1. By Mail (traditional method); or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or internet must be cast prior to 12 midnight, September 18, 2002.

Vote by Telephone                         Vote by Internet

It's fast, convenient, and immediate!     It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone      is immediately confirmed and posted.
1-866-860-0384.

-------------------------------------     --------------------------------------
Follow these four easy steps:             Follow these four easy steps:

1. Read the accompanying Proxy            1. Read the accompanying Proxy
   Statement and Proxy Card.                 Statement and Proxy Card.

2. Call the toll-free number              2. Go to the Website
   1-866-860-0384.                           https://www.proxyvotenow.com/jws

3. Enter your 9 digit Control             3. Enter your 9 digit Control
   Number located on your Proxy              Number located on your Proxy
   Card below.                               Card below.

4. Follow the recorded                    4. Follow the recorded
   instructions.                             instructions.
-------------------------------------     --------------------------------------

Your vote is important!                   Your vote is important!

Call 1-866-860-0384 anytime!              Go to https://www.proxyvotenow.com/jws

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET             FOR TELEPHONE/
      PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET                       INTERNET VOTING:
                       OR BY MAIL, WILL BE THE VOTE COUNTED.                                         CONTROL NUMBER

[X] PLEASE MARK VOTES                REVOCABLE PROXY
    AS IN THIS EXAMPLE             JOHN WILEY & SONS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
               JOHN WILEY & SONS, INC.

ANNUAL MEETING OF SHAREHOLDERS--SEPTEMBER 19, 2002

     The undersigned hereby appoints Bradford Wiley II, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company's headquarters, 111 River Street, Hoboken, New Jersey, on September 19, 2002, 9:30 A.M., Eastern Daylight Savings Time.


CLASS A SHARES


                                                           With-     For All
                                                 For       hold       Except
1. The election as directors of all
   nominees listed below, except as              [ ]        [ ]         [ ]
   marked to the contrary:

Larry Franklin      Henry A. McKinnell      John L. Marion, Jr.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write the nominee(s)' name(s) in the space provided below.

-------------------------------------------------------------------------------

                                                 For      Against     Abstain
2. Proposal to ratify the appointment
   of KPMG LLP as independent accountants.       [ ]        [ ]         [ ]

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.                     [ ]

The Board of Directors recommends a vote "FOR" all nominees and "FOR" Proposal 2.

The proxies are directed to vote as specified, and in their discretion on all other matters which may properly come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" the Election of Directors and "FOR" Proposal 2.

Please be sure to sign and date     Date
  this Proxy in the box below.           ----------------------

---------------------------------------------------------------
   Stockholder sign above    Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.

                             JOHN WILEY & SONS,INC.
--------------------------------------------------------------------------------
     PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                              PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


---------------------------------------

---------------------------------------

---------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            JOHN WILEY & SONS, INC.

                         PROXY/VOTING INSTRUCTION CARD

     The undersigned hereby appoints Bradford Wiley II, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class B Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company's headquarters, 111 River Street, Hoboken, New Jersey, on September 19, 2002,
9:30 A.M., Eastern Daylight Savings Time.

                                 CLASS B SHARES



            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

                              FOLD AND DETACH HERE

          JOHN WILEY & SONS, INC. -- ANNUAL MEETING, SEPTEMBER 19, 2002

                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-866-860-0384 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2. Via the Internet at https://www.proxyvotenow.com/jws and follow the instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS



                                                [Logo] Printed on recycled paper

                                                                                        Please mark your
The Board of Directors recommends a vote "FOR" all nominees and "FOR" Proposal 2.       votes as indicated    [X]
                                                                                        in this example

1. The election as directors of            With-    For All      2. Proposal to ratify the       For     Against    Abstain
   all nominees listed below,      For     hold      Except         appointment of KPMG LLP      [ ]       [ ]        [ ]
   except as marked to the         [ ]      [ ]       [ ]           as independent accountants.
   contrary.

(01) Warren J. Baker               (02) H. Allen Fernald
(03) William J. Pesce              (04) William R. Sutherland
(05) Bradford Wiley II             (06) Peter Booth Wiley

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s)' name(s) in the space provided below.

--------------------------------------------------------------

                                                                                   CLASS B SHARES

                                                                                          Will attend Annual Meeting [ ]

                                                                                     The Proxies are directed to vote as
                                                                                specified, and in their discretion on all
                                                                                other matters which may come before the
Please be sure to sign and date     Date                                        meeting or any adjournments thereof. If no
  this Proxy in the box below.          -------------------------               direction is given, this proxy will be voted
                                                                                "FOR" the Election of Directors and "FOR"
                                                                                Proposal 2.

----------------------------------------------------------------------------    PLEASE SIGN EXACTLY AS YOUR NAME(S)
Shareholder sign above                      Co-holder (if any) sign above       APPEAR(S) ON THIS CARD. When signing as an
                                                                                attorney, executor, administrator, trustee
                                                                                or guardian, please give your full title. If
                                                                                shares are held jointly, each holder should
                                                                                sign.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

       FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                       INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1. By Mail (traditional method); or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or internet must be cast prior to 12 midnight, September 18, 2002.

Vote by Telephone                         Vote by Internet

It's fast, convenient, and immediate!     It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone      is immediately confirmed and posted.
1-866-860-0384.

-------------------------------------     --------------------------------------
Follow these four easy steps:             Follow these four easy steps:

1. Read the accompanying Proxy            1. Read the accompanying Proxy
   Statement and Proxy Card.                 Statement and Proxy Card.

2. Call the toll-free number              2. Go to the Website
   1-866-860-0384.                           https://www.proxyvotenow.com/jws

3. Enter your 9 digit Control             3. Enter your 9 digit Control
   Number located on your Proxy              Number located on your Proxy
   Card below.                               Card below.

4. Follow the recorded                    4. Follow the recorded
   instructions.                             instructions.
-------------------------------------     --------------------------------------

Your vote is important!                   Your vote is important!

Call 1-866-860-0384 anytime!              Go to https://www.proxyvotenow.com/jws

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET             FOR TELEPHONE/
      PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET                       INTERNET VOTING:
                       OR BY MAIL, WILL BE THE VOTE COUNTED.                                         CONTROL NUMBER

[X] PLEASE MARK VOTES                REVOCABLE PROXY
    AS IN THIS EXAMPLE             JOHN WILEY & SONS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
               JOHN WILEY & SONS, INC.

ANNUAL MEETING OF SHAREHOLDERS--SEPTEMBER 19, 2002

     The undersigned hereby appoints Bradford Wiley II, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class B Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company's headquarters, 111 River Street, Hoboken, New Jersey, on September 19, 2002, 9:30 A.M., Eastern Daylight Savings Time.


CLASS B SHARES


                                                          With-      For All
                                                 For       hold       Except
1. The election as directors of all
   nominees listed below, except as              [ ]        [ ]         [ ]
   marked to the contrary:

   Warren J. Baker, H. Allen Fernald, William J. Pesce,
   William R. Sutherland, Bradford Wiley II and Peter Booth Wiley

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write the nominee(s)' name(s) in the space provided below.

-------------------------------------------------------------------------------


                                                 For      Against     Abstain
2. Proposal to ratify the appointment
   of KPMG LLP as independent accountants.       [ ]        [ ]         [ ]

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.                     [ ]

The Board of Directors recommends a vote "FOR" all nominees and "FOR" Proposal 2.

The proxies are directed to vote as specified, and in their discretion on all other matters which may properly come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" the Election of Directors and "FOR" Proposal 2.


Please be sure to sign and date     Date
  this Proxy in the box below.          -----------------------

---------------------------------------------------------------
    Stockholder sign above    Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.

                            JOHN WILEY & SONS, INC.
--------------------------------------------------------------------------------
     PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                              PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


---------------------------------------

---------------------------------------

---------------------------------------